INCOME TAXES - Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Jan. 31, 2016	Jan. 31, 2015
Deferred tax assets:
Net operating loss carryforwards	$ 7,727	$ 3,538
Stock-based compensation expense	577
Tax credit carryforwards	311
Other	216	50
Total deferred tax assets	8,831	3,588
Less: Valuation allowance	$ (8,831)	$ (3,588)